FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         April 24, 2006

For Further Information Contact:
-------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 1st QUARTER EARNINGS FOR 2006

Burlington,  New Jersey, (April 24, 2006) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1,334,086 or $.20 diluted earnings per share for the quarter ended March 31, 2006 as compared to net income of $1,701,234 or $.26 diluted earnings per share for the same period in 2005.

Net interest income after provision for loan losses decreased to $8.7 million for the quarter ended March 31, 2006 compared to $8.9 million for the same period in 2005. Total interest income increased to $15.2 million during the first quarter of 2006 from $14.0 million during the first quarter in 2005. Total interest expense increased to $6.4 million during the first quarter of 2006 from $5.0 million for the same period in 2005.

Total assets were $1.2 billion and deposits totaled $952.6 million at March 31, 2006. Non-performing loans at March 31, 2006 amounted to $1.9 million or 0.42% of total loans. The allowance for loan losses was $5.2 million at March 31, 2006 or 269% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank, which operates forty-two banking offices in Burlington, Camden and Mercer Counties, New Jersey.

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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            March 31, 2006      December 31, 2005
                                                                                             (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

ASSETS
----------------------------------------------------------------------------------------------------------------------------------

     Cash and amounts due from depository institutions                                  $       48,076,703     $       54,479,491
     Interest-bearing deposits                                                                     182,254                 93,076
     Short term funds                                                                           39,532,736             39,268,382
                                                                                       --------------------    -------------------
        Total cash and cash equivalents                                                         87,791,693             93,840,949
     Investment securities held to maturity                                                    276,265,037            275,340,435
     Investment securities available for sale                                                  154,981,618            155,632,095
     Loans, net                                                                                450,659,763            442,571,357
     Mortgage-backed securities held to maturity                                               199,241,631            208,195,874
     Accrued interest receivable                                                                 7,298,554              6,224,371
     Federal Home Loan Bank stock                                                                7,348,420              8,248,420
     Office properties and equipment, net                                                       34,837,290             34,801,087
     Deferred income taxes                                                                       2,663,643              2,607,641
     Core deposit intangible                                                                     1,696,770              1,875,822
     Prepaid expenses and other assets                                                           3,033,677              1,440,857
     FMS Statutory Trust 1 issue costs, net                                                        432,201                484,467
                                                                                       --------------------      -----------------
TOTAL ASSETS                                                                            $    1,226,250,297     $    1,231,263,375
                                                                                       ====================    ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------

Liabilities:
     Interest-bearing deposits                                                          $      755,149,781     $      759,991,442
     Noninterest-bearing deposits                                                              197,424,715            187,075,982
                                                                                          -----------------      -----------------
        Total deposits                                                                         952,574,496            947,067,424
     Securities sold under agreements to repurchase                                            165,000,000            175,000,000
     FMS Statutory Trust 1 debentures                                                           25,774,000             25,774,000
     Advances by borrowers for taxes and insurance                                               2,286,633              2,132,320
     Accrued interest payable                                                                    1,413,009              1,378,353
     Dividends payable                                                                             195,453                195,486
     Other liabilities                                                                           3,910,267              4,633,516
                                                                                       --------------------    -------------------
     Total liabilities                                                                       1,151,153,858          1,156,181,099
                                                                                       --------------------    -------------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued and 8,006,392 and shares outstanding
        and 6,515,110 as of March 31, 2006 and December 31, 2005.                                  800,639                800,639
     Paid-in capital in excess of par                                                            8,767,381              8,767,381
     Accumulated other comprehensive income - net of deferred income taxes                      (2,224,087)            (1,099,630)
     Retained earnings                                                                          78,722,303             77,583,683
     Less:  Treasury stock (1,491,282 shares, at cost, as of March 31, 2006
        and December 31, 2005, respectively)                                                   (10,969,797)           (10,969,797)
                                                                                       --------------------    -------------------
Total stockholders' equity                                                                      75,096,439             75,082,276
                                                                                       --------------------    -------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $    1,226,250,297     $    1,231,263,375
                                                                                       ====================    ===================

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

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
                                                                                         Three Months ended
                                                                                              March 31,
                                                                           --------------------------------------------
                                                                                    2006                   2005
-----------------------------------------------------------------------------------------------------------------------
INTEREST  INCOME:                                                                          (Unaudited)
Interest income on:
     Loans                                                                 $          6,792,143   $          6,188,264
     Mortgage-backed securities                                                       3,472,078              3,726,015
     Investments                                                                      4,899,636              4,088,509
                                                                           ---------------------  ---------------------
Total interest income                                                                15,163,857             14,002,788
                                                                           ---------------------  ---------------------
INTEREST EXPENSE:
Interest expense on:
     Deposits                                                                         3,654,097              2,403,790
     Borrowings                                                                       2,123,725              2,154,778
     Long-term debt                                                                     566,910                408,499
                                                                           ---------------------  ---------------------
Total interest expense                                                                6,344,732              4,967,067
                                                                           ---------------------  ---------------------

NET INTEREST INCOME                                                                   8,819,125              9,035,721
PROVISION FOR LOAN LOSSES                                                                90,000                 90,000
                                                                           ---------------------  ---------------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                                   8,729,125              8,945,721
                                                                           ---------------------  ---------------------
NONINTEREST INCOME:
     Service charges on accounts                                                      1,358,662              1,268,002
     Other income                                                                        37,581                 36,882
     Loan service charges and other fees                                                 14,590                 17,180
                                                                           ---------------------  ---------------------
Total noninterest income                                                              1,410,833              1,322,064
                                                                           ---------------------  ---------------------
NONINTEREST EXPENSE:
     Salaries and employee benefits                                                   4,821,585              4,376,028
     Occupancy and equipment                                                          1,466,688              1,436,536
     Purchased services                                                                 717,024                697,183
     Professional fees                                                                  196,847                187,250
     Amortization of core deposit intangible                                            179,052                179,052
     Office supplies                                                                    164,404                166,270
     Other expenses                                                                     150,560                152,467
     Telecommunications                                                                 138,969                 78,536
     Advertising                                                                        108,918                108,818
                                                                           ---------------------  ---------------------
Total noninterest expenses                                                            7,944,047              7,382,140
                                                                           ---------------------  ---------------------

INCOME BEFORE INCOME TAXES                                                            2,195,911              2,885,645

INCOME TAXES                                                                            861,825              1,184,411
                                                                           ---------------------  ---------------------

NET INCOME                                                                 $          1,334,086   $          1,701,234
                                                                           =====================  =====================


 BASIC EARNINGS PER COMMON SHARE                                           $               0.20   $               0.26
                                                                           =====================  =====================

 DILUTED EARNINGS PER COMMON SHARE                                         $               0.20   $               0.26
                                                                           =====================  =====================

 Dividends declared per common share                                       $               0.03   $               0.03
                                                                           ---------------------  ---------------------

 Weighted average common shares outstanding                                           6,515,110              6,502,223
 Potential dilutive effect of the exercise of stock options                              15,249                 38,666
                                                                           ---------------------  ---------------------
 Adjusted weighted average common shares outstanding                                  6,530,359              6,540,889
                                                                           =====================  =====================
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